Exhibit 10.15

DOE (Title XVII)	SOLYNDRA

NOTE PURCHASE AGREEMENT made as of September 2, 2009, by and among the FEDERAL FINANCING BANK (“FFB”), a body corporate and instrumentality of the United States of America, SOLYNDRA FAB 2 LLC (the “Borrower”), a limited liability company organized and existing under the laws of the State of Delaware, and the SECRETARY OF ENERGY, acting through the Department of Energy (the “Secretary”).

WHEREAS, the Secretary is authorized, pursuant to the Guarantee Act (as hereinafter defined), to guarantee loans that meet the requirements of the Guarantee Act; and

WHEREAS, FFB is authorized, under section 6(a) of the FFB Act (as hereinafter defined), to make commitments to purchase, and to purchase on terms and conditions determined by FFB, any obligation that is issued, sold, or guaranteed by an agency of the United States of America; and

WHEREAS, pursuant to the FFB Act, FFB has entered into the Program Financing Agreement (as hereinafter defined) with the Secretary setting forth the commitment of FFB to enter into agreements to purchase notes issued by entities designated by the Secretary when those notes have been guaranteed by the Secretary, and the commitment of the Secretary to guarantee those notes; and

WHEREAS, pursuant to the Program Financing Agreement, the Secretary has delivered to FFB and the Borrower a Designation Notice (as hereinafter defined) designating the Borrower to be a “Borrower” for purposes of the Program Financing Agreement; and

WHEREAS, FFB is entering into this Note Purchase Agreement, as authorized by section 6(a) of the FFB Act and in fulfillment of its commitment under the Program Financing Agreement, setting out, among other things, FFB’s agreement to purchase, pursuant to the FFB Act, the Note (as hereinafter defined) to be issued by the Borrower, when the terms and conditions specified herein have been satisfied, as hereinafter provided.

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NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FFB, the Secretary, and the Borrower agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

Section 1.1 Definitions.

As used in this Agreement, the following terms shall have the respective meanings specified in this section 1.1, unless the context clearly requires otherwise.

“Advance” shall mean an advance of funds made by FFB under the Note in accordance with the provisions of article 7 of this Agreement.

“Advance Identifier” shall mean, for each Advance, the particular sequence of letters and numbers constituting the Note Identifier plus the particular sequence of additional numbers assigned by FFB to the respective Advance in the interest rate confirmation notice relating to such Advance delivered by FFB in accordance with section 7.7 of this Agreement.

“Advance Request” shall mean a letter from a Borrower requesting an Advance under a Note, in the form of letter attached as Exhibit A to this Agreement.

“Advance Request Approval Notice” shall mean the written notice from the Department located at the end of an Advance Request advising FFB that such Advance Request has been approved on behalf of the Secretary.

“Borrower Instruments” shall have the meaning specified in section 3.2.1 of this Agreement.

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“Business Day” shall mean any day on which FFB and the Federal Reserve Bank of New York are both open for business.

“Certificate Specifying Authorized Borrower Officials” shall mean a certificate of the Borrower specifying the names and titles of those officials of the Borrower who are authorized to execute and deliver from time to time Advance Requests on behalf of the Borrower, and containing the original signature of each of those officials, substantially in the form of the Certificate Specifying Authorized Borrower Officials attached as Exhibit B to this Agreement.

“Certificate Specifying Authorized Department Officials” shall mean a certificate specifying the names and titles of those officials of the Department who are authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the original signature of each of those authorized officials, and specifying the name and title of those officials of the Department who are authorized to confirm telephonically the authenticity of the Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the telephone number of each of those authorized officials, in the form of the Certificate Specifying Authorized Department Officials attached as Annex 1 to the Program Financing Agreement.

“Common Agreement” shall have the meaning specified in Schedule I to this Agreement.

“Department” shall mean the Department of Energy.

“Designation Notice” shall mean, generally, a notice from the Secretary to FFB and the particular entity identified therein as the respective “Borrower,” designating that entity to be a “Borrower” for purposes of the Program Financing Agreement, in the form of notice that is attached as Annex 2 to the Program Financing Agreement; and “the Designation Notice” shall mean the particular Designation Notice delivered by the Secretary to FFB and the Borrower designating the Borrower to be a “Borrower” for purposes of the Program Financing Agreement.

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“FFB Act” shall mean the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended.

“Governmental Approval” shall mean any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Authority” shall mean any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government.

“Governmental Judgment” shall mean any judgment, order, decision, or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Registration” shall mean any registration, filing, declaration, or notice, or any other action of a similar nature, with or to a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Rule” shall mean any statute, law, rule, regulation, code, or ordinance of a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Guarantee Act” shall mean Title XVII of the Energy Policy Act of 2005 (Pub. L. No. 109-58, 119 Stat. 594, 1117, codified at 42 U.S.C. § 16511 et seq.), as amended.

“Holder” shall mean FFB, for so long as it shall be the holder of the Note, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of the Note.

“Loan Commitment Amount” shall have the meaning specified in Schedule I to this Agreement.

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“Loan Servicer” shall mean the Department, acting through the Loan Guarantee Program Office.

“Material Adverse Effect on the Borrower” shall mean any material adverse effect on the financial condition, operations, business or prospects of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Borrower Instruments.

“Note” shall mean a future advance promissory note payable to FFB, in the form of note that is attached as Exhibit C to this Agreement, as such Note may be amended, supplemented, and restated from time to time in accordance with its terms.

“Note Identifier” shall mean the particular sequence of letters and numbers assigned by FFB to the Note in the Principal Instruments acceptance notice relating to the Note delivered by FFB in accordance with section 5.1 of this Agreement.

“Opinion of Borrower’s Counsel re: Borrower Instruments” shall mean an opinion of counsel from counsel to the Borrower, substantially in the form of opinion that is attached as Exhibit D to this Agreement.

“Opinion of Secretary’s Counsel re: Secretary’s Guarantee” shall mean an opinion of counsel from counsel to the Secretary, substantially in the form of opinion that is attached as Exhibit E to this Agreement.

“Other Debt Obligation” shall mean any note or Note, or any other evidence of an obligation for borrowed money of a similar nature, made or issued by the Borrower (other than the Note purchased by FFB under this Agreement), or any mortgage, indenture, deed of trust or loan agreement with respect thereto to which the Borrower is a party or by which the Borrower or any of its properties is bound (other than this Agreement).

“Payment Borrowing” shall have the meaning specified in paragraph 7(b) of the Note purchased under this Agreement.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority.

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“Principal Instruments” shall have the meaning specified in section 4.2 of this Agreement.

“Program Financing Commitment Amount” shall have the meaning specified in section 1.1 of the Program Financing Agreement.

“Program Financing Agreement” shall mean the Program Financing Agreement dated as of September 2, 2009, between FFB and the Secretary, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

“Requested Advance Amount” shall have the meaning specified in section 7.3.1(a)(2) of this Agreement.

“Requested Advance Date” shall have the meaning specified in section 7.3.1(a)(3) of this Agreement.

“Secretary’s Certificate” shall mean a certificate relating to the Secretary’s Guarantee and other matters, in the form of certificate that is attached as Exhibit G to this Agreement.

“Secretary’s Guarantee” shall mean a guarantee of the Note issued by the Secretary, in the form of guarantee that is attached as Exhibit H to this Agreement.

“Secretary’s Instruments” shall have the meaning specified in section 3.3.1 this Agreement.

“Security Instruments” shall have the meaning specified in Schedule I to this Agreement.

“this Agreement” shall mean this Note Purchase Agreement between FFB, the Secretary, and the Borrower.

“Uncontrollable Cause” shall mean an unforeseeable cause beyond the control and without the fault of FFB, being: act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, lapse of the statutory

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authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, disruption or failure of the Treasury Financial Communications System, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the FFB offices.

Section 1.2 Rules of Interpretation.

Unless the context shall otherwise indicate, the terms defined in section 1.1 of this Agreement shall include the plural as well as the singular and the singular as well as the plural. The words “herein,” “hereof,” and “hereto,” and words of similar import, refer to this Agreement as a whole. All references to “the Secretary” herein shall mean the Secretary in his or her official, and not individual, capacity, and shall include designates thereof that may be duly authorized from time to time.

ARTICLE 2

FFB COMMITMENT TO PURCHASE THE NOTE

Subject to the terms and conditions of this Agreement, FFB agrees to purchase the Note that is offered by the Borrower to FFB for purchase under this Agreement.

ARTICLE 3

COMMITMENT CONDITIONS

FFB shall be under no obligation to purchase the Note under this Agreement, and the Secretary shall be under no obligation to issue the Secretary’s Guarantee guaranteeing such Note, unless and until each of the conditions specified in this article 3 has been satisfied.

Section 3.1 Commitment Amount Limits.

3.1.1 Loan Commitment Amount. The maximum principal amount of the Note that is offered for purchase shall not exceed the Loan Commitment Amount.

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3.1.2 Program Financing Commitment Amount. At the time that the Note is offered to FFB for purchase under this Agreement, the maximum principal amount of the Note, when added to the aggregate maximum principal amount of all other notes that have been issued by entities that have been designated by the Secretary in Designation Notices to be “Borrowers” for purposes of the Program Financing Agreement and which notes have been guaranteed by the Secretary pursuant to the Guarantee Act, shall not exceed the Program Financing Commitment Amount.

Section 3.2 Borrower Instruments.

3.2.1 Borrower Instruments. FFB shall have received the following instruments (such instruments being, collectively, the “Borrower Instruments”):

(a) an original counterpart of this Agreement, duly executed by the Borrower; and

(b) the original Note, with all of the blanks on page 1 of the Note filled in with information consistent with the information set out in the Designation Notice, and duly executed by the Borrower.

3.2.2 Opinion of Borrower’s Counsel re: Borrower Instruments. FFB shall have received an Opinion of Borrower’s Counsel re: Borrower Instruments.

3.2.3 Certificate Specifying Authorized Borrower Officials. FFB shall have received a completed and signed Certificate Specifying Authorized Borrower Officials.

Section 3.3 Secretary’s Instruments.

3.3.1 Secretary’s Instruments. FFB shall have received the following instruments (such instruments being, collectively, the “Secretary’s Instruments”):

(a) an original counterpart of this Agreement, duly executed by or on behalf of the Secretary;

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(b) the original Secretary’s Guarantee relating to the Note, duly executed by or on behalf of the Secretary; and

(c) an original Secretary’s Certificate relating to the Secretary’s Guarantee and other matters, duly executed by or on behalf of the Secretary.

3.3.2 Opinion of Secretary’s Counsel re: Secretary’s Guarantee. FFB shall have received an Opinion of Secretary’s Counsel re: Secretary’s Guarantee.

Section 3.4 Conditions Specified in Other Agreements.

Each of the conditions specified in the Program Financing Agreement as being conditions to purchasing the Note shall have been satisfied, or waived by FFB or the Secretary, as the case may be.

ARTICLE 4

OFFER OF THE NOTE FOR PURCHASE

The Note that is to be offered to FFB for purchase under this Agreement shall be offered in accordance with the procedures described in this article 4.

Section 4.1 Delivery of Borrower Instruments to the Secretary.

The Borrower shall deliver to the Secretary, for redelivery to FFB, the following:

(a) all of the Borrower Instruments, each duly executed by the Borrower;

(b) an Opinion of Borrower’s Counsel re: Borrower Instruments; and

(c) a completed and signed Certificate Specifying Authorized Borrower Officials.

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Section 4.2 Delivery of Principal Instruments by the Secretary to FFB.

The Secretary shall deliver to FFB all of the following instruments (collectively being the “Principal Instruments”:

(a) all of the instruments described in section 4.1;

(b) all of the Secretary's Instruments, each duly executed by the Secretary; and

(c) an Opinion of Secretary’s Counsel re: Secretary’s Guarantee.

ARTICLE 5

PURCHASE OF THE NOTE BY FFB

Section 5.1 Acceptance or Rejection of Principal Instruments.

Within 5 Business Days after delivery to FFB of the Principal Instruments relating to the Note that is offered for purchase under this Agreement, FFB shall deliver by facsimile transmission (fax) to the Department one of the following:

(a) an acceptance notice, which notice shall:

(1) state that the Principal Instruments meet the terms and conditions detailed in article 3 of this Agreement, or are otherwise acceptable to FFB; and

(2) assign a Note Identifier to such Note for use by the Borrower and the Department in all communications to FFB making reference to such Note; or

(b) a rejection notice, which notice shall state that one or more of the Principal Instruments does not meet the terms and conditions of this Agreement and specify how such instrument or instruments does not meet the terms and conditions of this Agreement.

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Section 5.2 Purchase.

FFB shall not be deemed to have accepted the Note offered for purchase under this Agreement until such time as FFB shall have delivered an acceptance notice accepting the Principal Instruments relating to the Note; provided, however, that in the event that FFB shall make an Advance under the Note, then FFB shall be deemed to have accepted the Note offered for purchase.

Section 5.3 Return of Note and Secretary’s Guarantee Under Certain Circumstances.

In the event that all of the following shall have occurred:

(a) a “Borrower” designated by Secretary under this Agreement shall have issued a Note to FFB;

(b) the Secretary shall have issued to FFB a Secretary’s Guarantee relating to such Note;

(c) FFB shall have purchased such Note from the Borrower under a Note Purchase Agreement;

(d) there have been no Advances made by FFB to the Borrower under such Note;

(e) on or before September 30, 2011, the Secretary shall have delivered written notice to FFB that the Secretary has not received a written certification from a responsible officer of the Borrower stating, to the best of such officer’s knowledge after due inquiry, that “Commencement of Construction” (as that term is defined in the Common Agreement) has occurred, and that the Secretary will not be approving Advances under such Note, then FFB will return the Note to the Borrower and the Secretary’s Guarantee to the Secretary and FFB’s obligations and commitments under this Agreement will terminate.

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ARTICLE 6

CUSTODY OF NOTE; LOSS OF NOTE, ETC.

Section 6.1 Custody.

FFB shall have custody of the Note purchased under this Agreement until all amounts owed under the Note have been paid in full.

Section 6.2 Lost, Stolen, Destroyed, or Mutilated Note.

In the event that the Note purchased under this Agreement shall become lost, stolen, destroyed, or mutilated, the Borrower shall, upon a written request made by FFB to the Borrower, with a copy to the Secretary, execute and deliver to FFB, in replacement thereof, a new Note of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed, or mutilated Note or, if no interest has been paid thereon, dated the same date as such lost, stolen, destroyed, or mutilated Note. Upon delivery of such replacement Note to FFB, the Borrower shall be released and discharged from any further liability on account of the lost, stolen, or destroyed Note. If the Note being replaced has been mutilated, such mutilated Note shall be surrendered to the Borrower for cancellation. The Secretary shall deliver to FFB a confirmation that the Secretary’s Guarantee related to the lost, stolen, destroyed, or mutilated Note remains in full force and effect with respect to the replacement Note.

ARTICLE 7

ADVANCES

Section 7.1 Commitment.

Subject to the terms and conditions of this Agreement, FFB agrees to make Advances under the Note for the account of the Borrower.

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Section 7.2 Treasury Policies Applicable to Advances.

Each of the Borrower and the Secretary understands and consents to the following Treasury financial management policies generally applicable to all advances of funds:

(a) each Advance will be requested by the Borrower, and each Advance Request will be approved by the Secretary, only at such time and in such amount as shall be necessary to meet the immediate payment or disbursing need of the Borrower;

(b) except for Advances to reimburse the Borrower for expenditures that it has made from its own working capital, each Advance will be requested to be disbursed directly to the Person(s) to whom the Borrower is obligated to make payments;

(c) Advances for investment purposes will not be requested by the Borrower or approved by the Secretary; and

(d) all interest earned on any lawful and permitted investment of Advances in excess of the interest accrued on such Advances will be remitted to FFB.

Section 7.3 Conditions to Making Advances.

FFB shall be under no obligation to make any Advance under the Note unless and until each of the conditions specified in this section 7.3 is satisfied.

7.3.1 Advance Requests. For each Advance, the Borrower shall have delivered to the Secretary, for review and approval before being forwarded to FFB, an Advance Request, which Advance Request:

(a) shall specify, among other things:

(1) the particular “Note Identifier” that FFB assigned to this Note (as provided in section 5.1 of this Agreement;

(2) the particular amount of funds that the Borrower requests to be advanced (such amount being the “Requested Advance Amount” for the respective Advance);

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(3) the particular calendar date that the Borrower requests to be the date on which the respective Advance is to be made (such date being the “Requested Advance Date” for such Advance), which date:

(A) must be a Business Day; and

(B) shall not be earlier than the third Business Day to occur after the date on which FFB shall have received the respective Advance Request;

(4) the particular bank account to which the Borrower requests that the respective Advance be made; and

(b) shall have been duly executed by an official of the Borrower whose name and signature appear on the Certificate Specifying Authorized Borrower Officials delivered by the Borrower to FFB pursuant to section 3.2.3 of this Agreement; and

(c) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.2 Advance Request Approval Notice. For each Advance, the Secretary shall have delivered to FFB the Borrower’s executed Advance Request, together with the Department’s executed Advance Request Approval Notice, which Advance Request Approval Notice:

(a) shall have been duly executed on behalf of the Secretary by an official of the Department whose name and signature appear on the Certificate Specifying Authorized Department Officials delivered to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and

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(b) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.3 Telephonic Confirmation of Authenticity of Advance Request Approval Notices. For each Advance, FFB shall have obtained telephonic confirmation of the authenticity of the related Advance Request Approval Notice from an official of the Department (a) whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and (b) who is not the same official of the Department who executed the Advance Request Approval Notice on behalf of the Secretary.

7.3.4 Note Maximum Principal Amount Limit. At the time of making any Advance under the Note, the amount of such Advance, when added to the aggregate amount of all Advances previously made under the Note, shall not exceed the maximum principal amount of the Note.

7.3.5 Conditions Specified in Other Agreements. Each of the conditions specified in the Program Financing Agreement as being conditions to making Advances under the Note, shall have been satisfied, or waived by FFB or the Secretary, as the case may be.

Section 7.4 Amount and Timing of Advances.

FFB shall make each Advance in the Requested Advance Amount specified in the respective Advance Request and on the Requested Advance Date specified in the respective Advance Request, subject to satisfaction of the conditions specified in section 7.3 of this Agreement and subject to the following additional limitations:

(a) in the event that the Requested Advance Date specified in the respective Advance Request is not a Business Day, FFB shall make the respective Advance on the first day thereafter that is a Business Day;

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(b) in the event that FFB receives the respective Advance Request and the related Advance Request Approval Notice later than the third Business Day before the Requested Advance Date specified in such Advance Request, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the third Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(c) in the event that an Uncontrollable Cause prevents FFB from making the respective Advance on the Requested Advance Date specified in the respective Advance Request, FFB shall make such Advance as soon as such Uncontrollable Cause ceases to prevent FFB from making such Advance, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date; and

(d) in the event that FFB receives, not later than 3:30 p.m. (Washington, DC, time) on the Business Day immediately before the Requested Advance Date specified in an Advance Request, a written notice delivered by facsimile transmission of withdrawal or cancellation of the Advance Request Approval Notice, and telephonic confirmation of the withdrawal or cancellation, from an official of the Department whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement, FFB shall not make the respective Advance.

Section 7.5 Type of Funds and Means of Advance.

7.5.1 General. Except as provided in section 7.5.2 of this Agreement, each Advance shall be made in immediately available funds by electronic funds transfer to such bank account(s) as shall have been specified in the respective Advance Request.

7.5.2 Payment Borrowings. An Advance for purposes of a Payment Borrowing under the Note shall be made by internal transfer of funds on the books of the United States Department of the Treasury in accordance with the terms of the Note.

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Section 7.6 Interest Rate Applicable to Advances.

The rate of interest applicable to each Advance made under the Note shall be established as provided in paragraph 6 of the Note.

Section 7.7 Interest Rate Confirmation Notices.

After making each Advance, FFB shall deliver, by facsimile transmission, to the Borrower, the Department, and the Loan Servicer written confirmation of the making of the respective Advance, which confirmation shall:

(a) state the date on which such Advance was made;

(b) state the interest rate applicable to such Advance; and

(c) assign an Advance Identifier to such Advance for use by the Borrower, the Department, and Loan Servicer in all communications to FFB making reference to such Advance.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES BY THE BORROWER

The Borrower makes the representations and warranties provided in this article 8 to FFB.

Section 8.1 Organization.

The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in the State of California.

Section 8.2 Authority.

The Borrower has all requisite corporate power and authority to carry on its business as presently conducted, to execute and deliver this Agreement and each of the other Borrower Instruments, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder.

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Section 8.3 Due Authorization.

The execution and delivery by the Borrower of this Agreement and each of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby and thereby, and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action.

Section 8.4 Due Execution.

This Agreement has been, and each of the other Borrower Instruments will have been at the respective time of delivery of each thereof, duly executed and delivered by officials of the Borrower who are duly authorized to execute and deliver such documents on its behalf.

Section 8.5 Validity and Enforceability.

This Agreement constitutes, and each of the other Borrower Instruments will constitute at the respective time of delivery of each thereof, the legal, valid, and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 8.6 No Governmental Actions Required.

No Governmental Approvals or Governmental Registrations are now, or under existing Governmental Rules will in the future be, required to be obtained or made, as the case may be, by the Borrower to authorize the execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, or the performance by the Borrower of its obligations hereunder or thereunder.

Section 8.7 No Conflicts or Violations.

The execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, and the performance by the Borrower of its obligations hereunder or thereunder do not and will not conflict with or violate, result in a breach of, or constitute a default under (a) any term or

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provision of the charter documents or bylaws of the Borrower; (b) any of the covenants, conditions or agreements contained in any Other Debt Obligation of the Borrower; (c) any Governmental Approval or Governmental Registration obtained or made, as the case may be, by the Borrower; or (d) any Governmental Judgment or Governmental Rule currently applicable to the Borrower.

Section 8.8 All Necessary Governmental Actions.

The Borrower has not failed to obtain any material Governmental Approval or make any material Governmental Registration required or necessary to carry on the business of the Borrower as presently conducted, and the Borrower reasonably believes that it will not be prevented by any Governmental Authority having jurisdiction over the Borrower from so carrying on its business as presently conducted.

Section 8.9 No Material Litigation.

There are no lawsuits or judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower which, in the reasonable opinion of the Borrower, is likely to have a Material Adverse Effect on the Borrower.

ARTICLE 9

BILLING BY FFB

Section 9.1 Billing Statements to the Borrower, the Department, and the Loan Servicer.

FFB shall prepare a billing statement for the amounts owed to FFB on each Advance that is made under the Note purchased under this Agreement, and shall deliver each such billing statement to the Borrower, the Department, and the Loan Servicer.

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Section 9.2 Failure to Deliver or Receive Billing Statements No Release.

Failure on the part of FFB to deliver any billing statement or failure on the part of the Borrower to receive any billing statement shall not, however, relieve the Borrower of any of its payment obligations under the Note or this Agreement.

Section 9.3 FFB Billing Determinations Conclusive.

9.3.1 Acknowledgment and Consent. The Borrower acknowledges that FFB has described to it:

(a) the rounding methodology employed by FFB in calculating the amount of accrued interest owed at any time on the Note; and

(b) the methodology employed by FFB in calculating the equal principal installment payment schedule for amounts due and payable on the Note;

and the Borrower consents to these methodologies.

9.3.2 Agreement. The Borrower agrees that any and all determinations made by FFB shall be conclusive and binding upon the Borrower with respect to:

(a) the amount of accrued interest owed on the Note determined using this rounding methodology; and

(b) the amount of any equal principal installment payment due and payable on the Note determined using this methodology.

ARTICLE 10

PAYMENTS TO FFB

Each amount that becomes due and owing on the Note purchased under this Agreement shall be paid when and as due, as provided in the Note.

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ARTICLE 11

RIGHTS AND AGREEMENTS OF THE SECRETARY AND FFB

Section 11.1 Rights and Agreements related to Enforcement.

11.1.1 Secretary’s Authority. In consideration of the Secretary’s Guarantee relating to the Note that has been purchased by FFB under this Agreement, the Secretary shall have the sole authority (vis-a-vis FFB), in the case of a default by the Borrower under such Note or the occurrence of an Event of Default under the Security Instruments, in respect of acceleration of such Note, the exercise of other available remedies, and the disposition of sums or property recovered.

11.1.2 Acknowledgment of Security Interest. FFB acknowledges that the Borrower has, through the execution of the Security Instruments, pledged and granted a security interest to the “Collateral Agent,” for the benefit of the “Secured Parties” (as those terms are defined in the Common Agreement) in certain property of the Borrower to secure the payment and performance of certain obligations owed to the Secretary under, inter alia, the Security Instruments.

11.1.3 FFB Cooperation. FFB shall cooperate with the Secretary to enable the Secretary to exercise and enforce the Secretary’s rights and remedies under this Agreement, the Program Financing Agreement, the Note, and the Security Instruments, including, when reasonably requested by the Secretary, executing and delivering to the Secretary instruments, agreements, and other documents prepared by or for the Department for FFB’s execution.

Section 11.2 Secretary’s Right to Purchase Advances or the Note.

Notwithstanding the provisions of the Note, the Borrower acknowledges that, under the terms of the Program Financing Agreement, the Secretary may purchase from FFB all or any portion of any Advance that has been made under the Note, or may purchase from FFB the Note in its entirety, in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of the Note, to a prepayment by the Borrower of all or any portion of any Advance made under the Note, or a prepayment by the Borrower of the Note in its entirety, as the case may be.

NOTE PURCHASE AGREEMENT - page 21

DOE (Title XVII)	SOLYNDRA

ARTICLE 12

EFFECTIVE DATE, TERM, SURVIVAL

Section 12.1 Effective Date.

This Agreement shall be effective as of the date first above written.

Section 12.2 Term of Commitment to Make Advances.

The obligation of FFB under this Agreement to make Advances under the Note issued by the Borrower shall expire on the “Last Day for an Advance” specified in the Note.

Section 12.3 Survival.

12.3.1 Representations, Warranties, and Certifications. All representations, warranties, and certifications made by the Borrower in this Agreement, or in any agreement, instrument, or certificate delivered pursuant hereto, shall survive the execution and delivery of this Agreement, the purchasing of the Note hereunder, and the making of Advances thereunder.

12.3.2 Remainder of Agreement. Notwithstanding the occurrence and passage of the Last Day for an Advance, the remainder of this Agreement shall remain in full force and effect until all amounts owed under this Agreement and the Note purchased by FFB under this Agreement have been paid in full.

NOTE PURCHASE AGREEMENT - page 22

DOE (Title XVII)	SOLYNDRA

ARTICLE 13

MISCELLANEOUS

Section 13.1 Notices.

13.1.1 Addresses of the Parties. All notices and other communications hereunder and under the Note to be made to any party shall be in writing and shall be addressed as follows:

To FFB:

Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW
Washington, DC 20220

Attention:	Chief Financial Officer

Telephone No. (202) 622-2470
Facsimile No. (202) 622-0707

To the Borrower:

Solyndra Fab 2 LLC
c/o Solyndra, Inc.
47700 Kato Road
Fremont, California 94538

Attention:	W.G. Stover, Jr.
Vice President, Finance and
Chief Financial Officer
Solyndra, Inc.

Telephone No. (510) 440-2400
Facsimile No. (510) 440-2625

With a copy (which copy shall not be required to effect notice) to:

Attention: Benjamin Schwartz
Acting General Counsel
Solyndra, Inc.

Telephone: (510) 440-2400
Facsimile: (510) 440-2625

NOTE PURCHASE AGREEMENT - page 23

DOE (Title XVII)	SOLYNDRA

To the Secretary (or the Department):

U.S. Department of Energy
Loan Guarantee Program
1000 Independence Avenue, SW
Washington, DC 20585

Attention:	Director, Loan Guarantee Program
Director, Loan Origination
Director, Project and Portfolio Management

Telephone No. (202) 586-8336
Facsimile No. (202) 586-4052
Email Address	lgprogram@hq.doe.gov

To the Loan Servicer:

U.S. Department of Energy
Loan Guarantee Program
1000 Independence Avenue, SW
Washington, DC 20585

Attention:	Director, Loan Guarantee Program
Director, Loan Origination
Director, Project and Portfolio Management

Telephone No.	(202) 586-8336
Facsimile No.	(202) 586-4052
Email Address	lgprogram@hq.doe.gov

The address, telephone number, or facsimile number for any party or the Loan Servicer may be changed at any time and from time to time upon written notice given by such changing party to the other party hereto.

13.1.2 Permitted Means of Delivery. Advance Requests, notices, and other communications to FFB under this Agreement may be delivered by facsimile (fax) transmission of the executed instrument.

NOTE PURCHASE AGREEMENT - page 24

DOE (Title XVII)	SOLYNDRA

13.1.3 Effective Date of Delivery. A properly addressed notice or other communication shall be deemed to have been “delivered” for purposes of this Agreement:

(a) if made by personal delivery, on the date of such personal delivery;

(b) if mailed by first class mail, registered or certified mail, express mail, or by any commercial overnight courier service, on the date that such mailing is received;

(c) if sent by facsimile (fax) transmission:

(1) if the transmission is received and receipt confirmed before 4:00 p.m. (Washington, DC, time) on any Business Day, on the date of such transmission; and

(2) if the transmission is received and receipt confirmed after 4:00 p.m. (Washington, DC, time) on any Business Day or any day that is not a Business Day, on the next Business Day.

13.1.4 Notices to FFB to Contain FFB Identification References. All notices to FFB making any reference to either the Note or any Advance made thereunder shall identify the Note or such Advance by the Note Identifier or the respective Advance Identifier, as the case may be, assigned by FFB to the Note or such Advance.

Section 13.2 Amendments.

No provision of this Agreement may be amended, modified, supplemented, waived, discharged, or terminated orally but only by an instrument in writing duly executed by each of the parties hereto and consented to in writing by the Secretary.

Section 13.3 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of each of FFB, the Borrower, and the Secretary, and each of their respective successors and assigns.

NOTE PURCHASE AGREEMENT - page 25

DOE (Title XVII)	SOLYNDRA

Section 13.4 Sale or Assignment of Note.

13.4.1 Sale or Assignment Permitted. Subject to the requirements of 10 C.F.R. § 609.10(g)(1) and Office of Management and Budget Circular No. A-129 revised (November 2000), FFB may sell, assign, or otherwise transfer all or any part of the Note or any participation share thereof.

13.4.2 Notice of Sale, Etc. FFB will deliver to the Borrower, the Department, and the Loan Servicer written notice of any sale, assignment, or other transfer of any Note promptly after any such sale, assignment, or other transfer.

13.4.3 Manner of Payment after Sale. Any sale, assignment, or other transfer of all or any part of any Note may provide that, following such sale, assignment, or other transfer, payments on such Note shall be made in the manner specified by the respective purchaser, assignee, or transferee, as the case may be.

13.4.4 Replacement Notes. The Borrower agrees:

(a) to issue a replacement Note or Notes with the same aggregate principal amount, interest rate, maturity, and other terms as each respective Note or Notes sold, assigned, or transferred pursuant to subsection 13.4.1 of this Agreement; provided, however, that, when requested by the respective purchaser, assignee, or transferee, such replacement Note or Notes shall provide that payments thereunder shall be made in the manner specified by such purchaser, assignee, or transferee; and

(b) to effect the change in ownership on its records and on the face of each such replacement Note issued, upon receipt of each Note or Notes so sold, assigned, or transferred.

Section 13.5 Forbearance Not a Waiver.

Any forbearance on the part of FFB from enforcing any term or condition of this Agreement shall not be construed to be a waiver of such term or condition or acquiescence by FFB in any failure on the part of Borrower to comply with or satisfy such term or condition.

NOTE PURCHASE AGREEMENT - page 26

DOE (Title XVII)	SOLYNDRA

Section 13.6 Rights Confined to Parties.

Nothing expressed or implied herein is intended or shall be construed to confer upon, or to give to, any Person other than FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises, and agreements contained herein shall be for the sole and exclusive benefit of FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns.

Section 13.7 Governing Law.

This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, Federal law and not the law of any state or locality. To the extent that a court looks to the laws of any state to determine or define the Federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.

Section 13.8 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

Section 13.9 Headings.

The descriptive headings of the various articles, sections, and subsections of this Agreement were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

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DOE (Title XVII)	SOLYNDRA

Section 13.10 Counterparts.

This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank.]

NOTE PURCHASE AGREEMENT - page 28

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, FFB, the Borrower, and the Secretary have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
(“FFB”)

By:	/s/ Richard L. Gregg
Name:	Richard L. Gregg
Title:	Vice President

SOLYNDRA FAB 2 LLC
(the “Borrower”)
by Solyndra, Inc., its sole Member

By:
Name:	W.G. Stover, Jr.
Title:	Vice President, Finance & Chief Financial Officer

THE SECRETARY OF ENERGY
(the “Secretary”)

By:
Name:	David G. Frantz
Title:	Director, Loan Guarantee Program Office

NOTE PURCHASE AGREEMENT - page 29

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, FFB, the Borrower, and the Secretary have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
(“FFB”)

By:
Name:	Richard L. Gregg
Title:	Vice President

SOLYNDRA FAB 2 LLC
(the “Borrower”)
by Solyndra, Inc., its sole Member

By:	/s/ W.G. Stover, Jr.
Name:	W.G. Stover, Jr.
Title:	Vice President, Finance &
Chief Financial Officer

THE SECRETARY OF ENERGY
(the “Secretary”)

By:
Name:	David G. Frantz
Title:	Director, Loan Guarantee Program Office

NOTE PURCHASE AGREEMENT - page 29

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, FFB, the Borrower, and the Secretary have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
(“FFB”)

By:
Name:	Richard L. Gregg
Title:	Vice President

SOLYNDRA FAB 2 LLC
(the “Borrower”)
by Solyndra, Inc., its sole Member

By:
Name:	W.G. Stover, Jr.
Title:	Vice President, Finance &
Chief Financial Officer

THE SECRETARY OF ENERGY
(the “Secretary”)

By:	/s/ David G. Frantz
Name:	David G. Frantz
Title:	Director, Loan Guarantee Program Office

NOTE PURCHASE AGREEMENT - page 29

DOE (Title XVII)	SOLYNDRA

SCHEDULE I

to

NOTE PURCHASE AGREEMENT

by and among

the Federal Financing Bank,

Solyndra Fab 2 LLC,

and the Secretary of Energy

1.	“Common Agreement” means the Common Agreement dated as of September 2, 2009, among the Secretary, the Borrower, and U.S. Bank National Association, a national banking association, as the Collateral Agent, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

2.	“Loan Commitment Amount” means $535,000,000.

3.	“Security Instruments” means, collectively, (i) the Common Agreement, and (ii) the “Security Documents” (as that term is defined in the Common Agreement), as such agreements and documents may be amended, supplemented, and restated from time to time in accordance with their respective terms.

NOTE PURCHASE AGREEMENT - page 30

DOE (Title XVII)

EXHIBIT A

TO

NOTE PURCHASE AGREEMENT

FORM

OF

ADVANCE REQUEST

DOE (Title XVII)	SOLYNDRA

ADVANCE REQUEST

************************************************************************************************************

PLEASE REFER TO DEPARTMENT OF ENERGY (DOE) REGULATIONS AND INSTRUCTIONS FOR A DESCRIPTION OF (1) ANY OTHER FORMS AND MATERIALS THAT DOE REQUIRES TO BE SUBMITTED IN CONNECTION WITH EACH ADVANCE REQUEST, AND (2) THE TIME LIMITS FOR SUBMITTING THOSE FORMS AND MATERIALS AND THIS ADVANCE REQUEST TO DOE.

PLEASE DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS ADVANCE REQUEST FORM TO THE DOE CONTACT OFFICE INDICATED BELOW.

U.S. Department of Energy

Loan Guarantee Program

Telephone No. (202) 586-8336

Email Address lgprogram@hq.doe.gov

WHEN COMPLETED, PLEASE DELIVER THIS FORM (TOGETHER WITH ALL OTHER FORMS AND MATERIAL REQUIRED BY DOE) TO DOE AT THE ADDRESS OF THE DOE CONTACT OFFICE INDICATED BELOW:

U.S. Department of Energy

Loan Guarantee Program

1000 Independence Avenue, SW

Washington, DC 20585

Attention: Director, Loan Guarantee

                Program Director, Loan

                Origination

                Director, Project and

                Portfolio Management

Facsimile No. (202) 586-4052

Email Address lgprogram@hq.doe.gov

************************************************************************************************************

Chief Financial Officer

Federal Financing Bank

Reference is made to the following-described Future Advance Promissory Note (the “Note”) payable to the Federal Financing Bank (“FFB”), which is guaranteed by the Secretary of Energy (the “Secretary”):

NAME OF BORROWER (the “Borrower”):

SOLYNDRA FAB 2 LLC1

[1]	Insert the corporate name of the Borrower. If the corporate name of the Borrower at the time of this Advance is different from the corporate name that appears on page 1 of the Note, add “(formerly )”, and insert in this second blank the corporate name of the Borrower as it appears on page 1 of the Note.

ADVANCE REQUEST - page 1

DOE (Title XVII)	SOLYNDRA

FFB NOTE IDENTIFIER:	[2]

The undersigned, as an authorized official of the Borrower, hereby requests FFB to make an advance of funds (“this Advance”) under, pursuant to, and in accordance with the applicable terms of the Note.

The undersigned further requests that this Advance be made as follows:

1.	REQUESTED ADVANCE AMOUNT:

The principal amount of this Advance is requested to be

$                    .3

2.	REQUESTED ADVANCE DATE:

This Advance is requested to be made on:

                    .4

3.	WIRE INSTRUCTIONS:

A. Correspondent bank (if any) for payee’s bank:

Name of financial institution	____________________________________________________

Address of financial institution	____________________________________________________

ABA number of financial institution	____________________________________________________.

[2]	Insert the “Note Identifier” that FFB assigned to the Note (as provided in the Note Purchase Agreement).
[3]	Insert the particular amount of funds that the Borrower requests to be advanced.
[4]	Insert the particular calendar date that the Borrower requests to be date on which this Advance is to be made, which must be a Business Day.

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DOE (Title XVII)	SOLYNDRA

B. Payee’s bank and account:

Name of financial institution	____________________________________________________

Address of financial institution	____________________________________________________

ABA number of financial institution	____________________________________________________

Account name Account number	____________________________________________________

Taxpayer ID number	____________________________________________________.

The undersigned certifies that the undersigned has been authorized to execute this Advance Request on behalf of the Borrower and to deliver it to Secretary for review and approval before being forwarded to FFB, and that this authority is valid and in full force and effect on the date hereof.

ADVANCE REQUEST - page 3

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, the undersigned has executed this Advance Request and caused it to be delivered to the Secretary for review and approval before being forwarded to FFB.

SOLNYDRA FAB 2 LLC

By: Solyndra, Inc., its sole Member

Signature:

Print Name:

Title:

Date:

ADVANCE REQUEST APPROVAL NOTICE

Notice is hereby given to FFB that the preceding Advance Request made by the Borrower identified therein has been approved by or on behalf of the Secretary of Energy for purposes of the Note identified therein.

SECRETARY OF ENERGY acting through his or her duly authorized designate

Signature:

Print Name:

Title:

Date:

ADVANCE REQUEST - page 4

DOE (Title XVII)

EXHIBIT B

TO

NOTE PURCHASE AGREEMENT

FORM

OF

CERTIFICATE SPECIFYING

AUTHORIZED BORROWER OFFICIALS

DOE (Title XVII)

CERTIFICATE SPECIFYING

AUTHORIZED BORROWER OFFICIALS

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC 20220

Reference is made to the Note Purchase Agreement dated as of September 2, 2009 (the “Note Purchase Agreement”), among the Federal Financing Bank (“FFB”), Solyndra Fab 2 LLC (the “Borrower”), and the Secretary of Energy. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement.

This Certificate Specifying Authorized Borrower Officials is delivered to FFB pursuant to section 3.1.3 of the Note Purchase Agreement.

The undersigned, on behalf of the Borrower, hereby certifies that:

a. each of the individuals named below is the duly qualified and incumbent official of the Borrower holding the position title set out opposite the respective individual’s name;

b. each of the individuals named below is authorized to execute and deliver Advance Requests from time to time on behalf of the Borrower; and

CERTIFICATE SPECIFYING AUTHORIZED BORROWER OFFICIALS - page 1

DOE (Title XVII)

c. the signature of each such individual set out opposite the respective individual’s name and title is the genuine signature of such individual:

Name	Title	Signature

The undersigned certifies that the undersigned has been given the authority to execute this Certificate Specifying Authorized Borrower Officials on behalf of the Borrower and to deliver it to FFB, and that this authority is valid and in full force and effect on the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Certificate Specifying Authorized Borrower Officials and caused it to be delivered to FFB.

Solyndra Fab 2 LLC

BY: Solyndra, Inc. its sole Member

Signature:

Print Name:

Title:

Date:

CERTIFICATE SPECIFYING AUTHORIZED BORROWER OFFICIALS – page 2

DOE (Title XVII)

EXHIBIT C

TO

NOTE PURCHASE AGREEMENT

FORMS

OF

NOTE

DOE (Title XVII)	SOLYNDRA

FOR FFB USE ONLY	Note Date	September 2, 2009

Note Identifier:	Place of Issue	Washington, DC

Purchase Date:	Last Day for an Advance	(¶3) May 15, 2012

Maturity Date (¶5) August 15, 2016	Maximum Principal Amount (¶4)	$535,000,000

Payment Dates (¶7)	February 15, May 15, August 15, & November 15 of each year	First Principal Payment Date (¶8)	May 15, 2012

Common Agreement (¶22)	Common Agreement dated as of September 2, 2009, among the Secretary, the Borrower, the Department of Energy, as the Loan Servicer, and U.S. Bank National Association, as the Collateral Agent

FUTURE ADVANCE PROMISSORY NOTE

1.	Promise to Pay.

FOR VALUE RECEIVED, SOLYNDRA FAB 2 LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Borrower”, which term includes any successors or assigns), promises to pay the FEDERAL FINANCING BANK (“FFB”), a body corporate and instrumentality of the United States of America (FFB, for so long as it shall be the holder of this Note, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of this Note, being the “Holder”), at the times, in the manner, and with interest at the rates to be established as hereinafter provided, such amounts as may be advanced from time to time by FFB to or for the account of

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DOE (Title XVII)	SOLYNDRA

the Borrower under this Note (each such amount being an “Advance” and more than one such amounts being “Advances”).

2.	Reference to Certain Agreements.

(a) Program Financing Agreement. This Note is one of the “Notes” referred to in, and entitled to the benefits of, the Program Financing Agreement dated as of September 2, 2009, made by and between FFB and the Secretary of Energy, acting through the Department of Energy (the “Secretary”) (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Program Financing Agreement”).

(b) Note Purchase Agreement. This Note is the “Note” referred to in, and entitled to the benefits of, the Note Purchase Agreement dated as of even date herewith, made by and among FFB, the Borrower, and the Secretary (such agreement, as: it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Note Purchase Agreement”).

3.	Advances; Advance Requests; Last Day for Advances.

(a) Subject to the terms and conditions of the Note Purchase Agreement, FFB shall make Advances under this Note in the amounts, at the times, and to the accounts requested by the Borrower from time to time, in each case upon delivery to FFB of a written request by the Borrower for an Advance under this Note, in the form of request attached to the Note Purchase Agreement as Exhibit A thereto (each such request being an “Advance Request”), completed as prescribed in the Note Purchase Agreement.

(b) To be effective, an Advance Request must first be delivered to the Secretary for approval and be approved by or on behalf of the Secretary in writing, and such Advance Request, together with written notification of the Secretary’s approval thereof, must be received by FFB on or before the third Business Day before the particular calendar date specified in such Advance Request that the Borrower requests to be the date on which the respective Advance is to be made.

(c) The Borrower hereby agrees that FFB, for its purposes, may consider any Advance Request approved by or on behalf of the Secretary and delivered to FFB in accordance with the terms of the Note Purchase Agreement to be an accurate

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DOE (Title XVII)	SOLYNDRA

representation of the Borrower’s request for an Advance under this Note and the Secretary’s approval of that Advance Request.

4.	Principal Amount of Advances; Maximum Principal Amount.

The principal amount of each Advance shall be the amount specified in the respective Advance Request; provided, however, that the aggregate principal amount of all Advances made under this Note may not exceed the particular amount specified on page 1 of this Note as the “Maximum Principal Amount.”

5.	Maturity Date.

This Note, and each Advance made hereunder, shall mature on the particular date specified on page 1 of this Note as the “Maturity Date” (such date being the “Maturity Date”).

6.	Computation of Interest on Each Advance.

(a) Subject to paragraphs 12 and 15 of this Note, interest on the outstanding principal of each Advance shall accrue from the date on which the respective Advance is made to the date on which such principal is due.

(b) Interest on each Advance shall be computed on the basis of (1) actual days elapsed from (but not including) the date on which the respective Advance is made (for the first payment of interest due under this Note for the respective Advance) or the date on which the payment of interest was last due (for all other payments of interest due under this Note for the respective Advance), to (and including) the date on which payment is next due, and (2) a year of 365 days.

(c) The interest rate applicable to each Advance shall be established by FFB at the time that the respective Advance is made on the basis of the determination made by the Secretary of the Treasury pursuant to section 6(b) (12 U.S.C. § 2285(b)) of the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended (the “FFB Act”); provided, however, that the shortest maturity used as the basis for any interest rate determination shall be the remaining maturity of the most recently auctioned United States Treasury bills having the shortest maturity of all United States Treasury bills then being regularly auctioned.

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DOE (Title XVII)	SOLYNDRA

7.	Payment of Interest; Payment Dates; Payment Borrowings Permitted to Pay Accrued Interest before the First Principal Payment Date.

(a) Interest accrued on the outstanding principal balance of each Advance shall be due and payable on each of the particular dates specified on page 1 of this Note as “Payment Dates” (each such date being a “Payment Date”), beginning on the first Payment Date to occur after the date on which such Advance is made, up through and including the Maturity Date.

(b) On any Payment Date to occur before the “First Principal Payment Date” (as that term is defined in paragraph 8 of this Note), the Borrower shall be permitted to borrow all or a portion of the amount of accrued interest due and payable on such Payment Date for each Advance made before the First Principal Payment Date (each such borrowing being a “Payment Borrowing”), by causing to be delivered to FFB an Advance Request, together with written notification of the Secretary’s approval thereof, not later than the third Business Day before the date specified in such Advance Request as the date for such Advance for a Payment Borrowing, specifying the principal amount to be borrowed, in which event FFB shall, subject to the terms and conditions of the Note Purchase Agreement, make an Advance, by an internal transfer of funds on the books of the United States Department of the Treasury, for the account of the Borrower in the amount specified in the respective Advance Request, and shall apply such amount to the payment of the accrued interest. In the case of each Payment Borrowing, FFB shall establish an interest rate for the respective Payment Borrowing in accordance with the principles of paragraph 6(c) of this Note, which rate shall apply from the date on which the Advance is made.

8.	Payment of Principal.

(a) The principal amount of each Advance shall be payable in installments, which payments shall be due beginning on the particular date specified as the “First Principal Payment Date” on page 1 of this Note (such date being the “First Principal Payment Date”), and shall be due on each Payment Date to occur thereafter until the principal of the respective Advance is repaid in full on or before the Maturity Date.

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DOE (Title XVII)	SOLYNDRA

(b) With respect to each Advance, the amount of principal due on the First Principal Payment Date, on each Payment Date to occur thereafter, and on the Maturity Date shall be, in each case, substantially equal to the amount of every other quarterly installment of principal and shall be sufficient, when added to all other such quarterly installments of equal principal to repay the principal amount of the respective Advance in full on the Maturity Date.

9.	Fee.

A fee to cover expenses and contingencies, assessed by FFB pursuant to section 6(c) of the FFB Act, shall accrue on the outstanding principal amount of each Advance from the date on which the respective Advance is made to the date on which the principal amount of such Advance is due. The fee on each Advance shall be equal to three-eighths of one percent (0.375%) per annum of the unpaid principal balance of such Advance. The fee on each Advance shall be computed in the same manner as accrued interest is computed under paragraph 6(b) of this Note, and shall be due and payable at the same times as accrued interest is due and payable under paragraph 7 of this Note (adjusted as provided in paragraph 10 of this Note if a Payment Date is not a Business Day). The fee on each Advance shall be credited to the Secretary as required by section 505(c) of the Federal Credit Reform Act of 1990, as amended (codified at 2 U.S.C. § 661d(c)).

10.	Business Days.

(a) Whenever any Payment Date or the Maturity Date shall fall on a day on which either FFB or the Federal Reserve Bank of New York is not open for business, the payment which would otherwise be due on such Payment Date or the Maturity Date shall be due on the first day thereafter on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a “Business Day”).

(b) In the case of a Payment Date falling on a day other than a Business Day, the extension of time for making the payment that would otherwise be due on such Payment Date shall (1) be taken into account in establishing the interest rate for each Advance, and (2) be included in computing interest due in connection with such payment and excluded in computing interest due in connection with the next payment.

(c) In the case of the Maturity Date falling on a day other than a Business Day, the extension of time for making the payment that would otherwise be due on the Maturity Date shall (1) be taken into account in establishing the interest rate for each Advance, and (2) be included in computing interest due in connection with such payment.

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DOE (Title XVII)	SOLYNDRA

11.	Manner of Making Payments.

(a) For so long as FFB is the Holder of this Note, each payment under this Note shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of the Secretary) maintained at the Federal Reserve Bank of New York in the manner described below:

U.S. Treasury Department

ABA No. 0210-3000-4

TREAS NYC/CTR/BNF=D 89000001

OBI=Dept of Energy Loan # (Solyndra Fab 2 LLC)

provided, however, that a payment made in the manner described above shall not discharge any portion of a payment obligation under this Note, or be applied as provided in paragraph 14 of this Note, until the payment has been received and credited to the subaccount of FFB (within the account of the United States Treasury maintained at the Federal Reserve Bank of New York) specified by FFB in a written notice to the Secretary, or to such other account as may be specified from time to time by FFB in a written notice to the Secretary.

(b) In the event that FFB is not the Holder of this Note, then each payment under this Note shall be made in immediately available funds by electronic funds transfer to such account as shall be specified by the Holder in a written notice to the Borrower.

12.	Late Payments.

(a) In the event that any payment of any amount owing under this Note is not made when and as due (any such amount being then an “Overdue Amount”), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the “Late Charge”) computed in accordance with this subparagraph (a):

(1) The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 10 of this Note) to the date on which payment is made.

(note form 2: qtr payments; no cap int)	NOTE - page 6

DOE (Title XVII)	SOLYNDRA

(2) The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 10 of this Note) to (and including) the date on which payment is made, and (B) a year of 365 days.

(3) The Late Charge shall accrue at a rate (the “Late Charge Rate”) equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

(4) The initial Late Charge Rate shall be in effect until the earlier to occur of either (A) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of the accrued Late Charge are not paid on or before the such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a) For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be redetermined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and all amounts of the accrued Late Charge is made.

(b) Nothing in subparagraph (a) of this paragraph 12 shall be construed as permitting or implying that the Borrower may, without the written consent of the Holder, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of the Holder to receive any and all payments on account of this Note on the dates specified in this Note.

(note form 2: qtr payments; no cap int)	NOTE - page 7

DOE (Title XVII)	SOLYNDRA

13.	Final Due Date.

Notwithstanding anything in this Note to the contrary, all amounts outstanding under this Note remaining unpaid as of the Maturity Date shall be due and payable on the Maturity Date.

14.	Application of Payments.

Each payment made on this Note shall be applied first to the payment of Late Charges (if any) payable under paragraphs 12 and 16 of this Note, then to the payment of premiums (if any) payable under paragraphs 15 of this Note, then to the payment of accrued interest, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 9 of this Note.

15.	Prepayments.

(a) The Borrower may elect to prepay all or any portion of the outstanding principal amount of any Advance made under this Note, or to prepay this Note in its entirety, in the manner, at the price, and subject to the limitations specified in this paragraph 15 (each such election being a “Prepayment Election”).

(b) The Borrower shall deliver to FFB (and if FFB is not the Holder, then also to the Holder) and to the Secretary written notification of each Prepayment Election (each such notification being a “Prepayment Election Notice”), specifying:

(1) the Advance Identifier that FFB assigned to the respective Advance (as provided in the Note Purchase Agreement);

(2) the particular date on which the Borrower intends to prepay the respective Advance (such date being the “Intended Prepayment Date” for the respective Advance), which date must be a Business Day; and

(3) the amount of principal of the respective Advance that the Borrower intends to prepay, which amount may be either:

(A) the total outstanding principal amount of such Advance; or

(B) an amount less than the total outstanding principal amount of such Advance (any such amount being a “Portion”).

(note form 2: qtr payments; no cap int)	NOTE - page 8

DOE (Title XVII)	SOLYNDRA

(c) To be effective, a Prepayment Election Notice must be received by FFB (and if FFB is not the Holder, then also by the Holder) on or before the fifth Business Day before the date specified therein as the Intended Prepayment Date for the respective Advance or Portion.

(d) The Borrower shall pay to the Holder a price for the prepayment of any Advance or Portion (such price being the “Prepayment Price” for such Advance or Portion) determined as follows:

(1) in the event that the Borrower elects to prepay the entire outstanding principal amount of any Advance, then the Borrower shall pay to the Holder a Prepayment Price for such Advance equal to the sum of:

(A) the price for such Advance that would, if such Advance (including all unpaid interest accrued thereon through the Intended Prepayment Date) were purchased by a third party and held to the Maturity Date, produce a yield to the third-party purchaser for the period from the date of purchase to the Maturity Date substantially equal to the interest rate that would be set on a loan from the Secretary of the Treasury to FFB to purchase an obligation having a payment schedule identical to the payment schedule of such Advance for the period from the Intended Prepayment Date to the Maturity Date; and

(B) all unpaid Late Charges (if any) accrued on such Advance through the Intended Prepayment Date;

(2) in the event that the Borrower elects to prepay a Portion of any Advance, then the Borrower shall pay to the Holder a Prepayment Price for such Portion that would equal such Portion’s pro rata share of the Prepayment Price that would be required for a prepayment of the entire principal amount of such Advance (determined in accordance with the principles of clause (1) of this subparagraph (d)); and

(3) in the event that the Borrower elects to prepay this Note in its entirety, then the Borrower shall pay to the Holder an amount equal to the sum of the Prepayment Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (d)).

(note form 2: qtr payments; no cap int)	NOTE - page 9

DOE (Title XVII)	SOLYNDRA

(e) Payment of the Prepayment Price for any Advance or any Portion shall be due to the Holder before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date for such Advance or Portion.

(f) Each prepayment of a Portion shall, as to the principal amount of such Portion, be subject to a minimum amount equal to $100,000.00 of principal; except that the minimum principal amount limitation shall not apply to a prepayment of a Portion if:

(1) the prepayment is made to satisfy the Borrower’s obligation to make a mandatory prepayment under the “Security Instruments” (as that term is defined in paragraph 19 of this Note); and

(2) the Borrower has certified to that fact in the respective Prepayment Election Notice.

(g) In the event that the Borrower makes a Prepayment Election with respect to any Portion of an Advance, then the Prepayment Price paid for such Portion will be applied as provided in paragraph 14 of this Note, and, with respect to application to outstanding principal, such Prepayment Price shall be applied to principal installments in the inverse order of maturity.

(h) In the event that the Borrower makes a Prepayment Election with respect to any Portion of an Advance, then the outstanding principal amount of such Advance, from and after such partial prepayment, shall be due and payable in accordance with this subparagraph (h).

(1) The amount of the quarterly principal installments that will be due after such partial prepayment shall be equal to the quarterly installments of equal principal that were due in accordance with the principal repayment schedule that applied to such Advance immediately before such partial prepayment.

(2) The equal payments of principal shall be due beginning on the first Payment Date to occur after such partial prepayment, and shall be due on each Payment Date to occur thereafter up through and including the date on which the entire principal amount of such Advance, and all unpaid interest (and Late Charges, if any) accrued thereon, are paid.

(note form 2: qtr payments; no cap int)	NOTE - page 10

DOE (Title XVII)	SOLYNDRA

16.	Rescission of Prepayment Elections; Late Charges for Late Payments of Prepayment Prices.

(a) The Borrower may rescind any Prepayment Election made in accordance with paragraph 15 of this Note, but only in accordance with this paragraph 16.

(b) The Borrower shall deliver to FFB, with a copy to the Secretary, written notification of each rescission of a Prepayment Election (each such notification being an “Election Rescission Notice”) specifying the particular Advance for which the Borrower wishes to rescind such Prepayment Election, which specification must make reference to the particular “Advance Identifier” (as that term is defined in the Note Purchase Agreement) that FFB assigned to such Advance (as provided in the Note Purchase Agreement). The Election Rescission Notice may be delivered by facsimile transmission to FFB at (202) 622-0707 or at such other facsimile number or numbers as FFB may from time to time communicate to the Borrower.

(c) To be effective, an Election Rescission Notice must be received by FFB not later than 3:30 p.m. (Washington, DC, time) on the second Business Day before the Intended Prepayment Date.

(d) In the event that the Borrower (1) makes a Prepayment Election in accordance with paragraph 15 of this Note, (2) does not rescind such Prepayment Election in accordance with this paragraph 16, and (3) does not, before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date, pay to FFB the Prepayment Price described in paragraph 15(d) of this Note, then a Late Charge shall accrue on any such unpaid amount from the Intended Prepayment Date to the date on which payment is made, computed in accordance with the principles of paragraph 12 of this Note.

17.	Amendments to Note.

To the extent not inconsistent with applicable law, this Note shall be subject to modification by such amendments, extensions, and renewals as may be agreed upon from time to time by the Holder and the Borrower, with the approval of the Secretary.

(note form 2: qtr payments; no cap int)	NOTE - page 11

DOE (Title XVII)	SOLYNDRA

18.	Certain Waivers.

The Borrower hereby waives any requirement for presentment, protest, or other demand or notice with respect to this Note.

19.	Effective Until Paid.

Subject to section 6.2 of the Note Purchase Agreement, this Note shall continue in full force and effect until all amounts due and payable hereunder have been paid in full.

20.	Secretary’s Guarantee of Note.

Upon execution of the guarantee set forth at the end of this Note (the “Guarantee”), the payment by the Borrower of all amounts due and payable under this Note, when and as due, shall be guaranteed by the United States of America, acting through the Secretary, pursuant to Title XVII of the Energy Policy Act of 2005, as amended (42 U.S.C. § 16511 et seq.). In consideration of the Guarantee, the Borrower promises to the Secretary to make all payments due under this Note when and as due.

21.	Security Instruments.

This Note is one of several notes permitted to be executed and delivered by, and is entitled to the benefits and security of, the “Security Instruments” (as defined in the Note Purchase Agreement), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to the Secretary, as set forth in the Security Instruments. For purposes of the Security Instruments, in consideration of the undertakings by the Secretary set forth in the Program Financing Agreement, the Note Purchase Agreement, and the Guarantee, the Secretary shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the Holder of this Note.

22.	Guarantee Payments; Reimbursement.

If the Secretary makes any payment, pursuant to the Guarantee, of any amount due and payable under this Note, each and every such payment so made shall be deemed to be a payment hereunder; provided, however, that no payment by the Secretary pursuant to the Guarantee shall be considered a payment for purposes of determining the existence of a failure by the Borrower to perform its obligation to the Secretary to make all payments under this Note when and as due. The Secretary shall have any rights by way of subrogation, agreement or otherwise which arise as a result of such payment pursuant to the Guarantee and as provided in the particular agreement specified on page 1

(note form 2: qtr payments; no cap int)	NOTE - page 12

DOE (Title XVII)	SOLYNDRA

of this Note as the “Common Agreement” between the Borrower and the United States of America, acting through the Secretary, to evidence the Borrower’s obligation to reimburse the Secretary for payment made by the Secretary pursuant to the Guarantee.

23.	Default and Enforcement.

(a) In case of a default by the Borrower under this Note or the occurrence of an “Event of Default” (as defined in the Security Instruments), then, in consideration of the obligation of the Secretary under the Guarantee, the Secretary, in the name of the Secretary or the United States of America, shall have all rights, powers, privileges, and remedies of the Holder of this Note, in accordance with the terms of this Note and the Security Instruments, including, without limitation, the right to (i) enforce or collect all or any part of the obligation of the Borrower under this Note or arising as a result of the Guarantee; (ii) accelerate (as provided in paragraph 24); (iii) compromise or otherwise negotiate with the Borrower; (iv) bring suit against or foreclose upon any or all of the security interests granted by the Borrower; and (v) to file proofs of claim or any other document in any bankruptcy, insolvency, or other judicial proceeding, and to vote such proofs of claim.

(b) The Borrower acknowledges that FFB has agreed in the Note Purchase Agreement that, in consideration of the Guarantee, the Secretary shall have the sole authority (vis-à-vis FFB), in the case of a default by the Borrower under this Note or the occurrence of an Event of Default under the Security Instruments, in respect of acceleration (as provided in paragraph 24), the exercise of other remedies available hereunder or under the Note Purchase Agreement, and the disposition of sums or property recovered.

24.	Acceleration.

Upon the occurrence and continuation of a default by the Borrower under this Note or an Event of Default under the Security Instruments, the Secretary, pursuant to the Security Instruments, may declare the entire unpaid principal amount of this Note, all interest thereon, and all other amounts payable under this Note, and upon such declaration such amounts shall become, due and payable to the Secretary, under the circumstances described, and in the manner and with the effect provided, in the Security Instruments.

(note form 2: qtr payments; no cap int)	NOTE - page 13

DOE (Title XVII)	SOLYNDRA

26.	Governing Law.

This Note shall be governed by and construed and interpreted in accordance with, the Federal law and not the law of any state or locality. To the extent that a court looks to the laws of any state to determine or define the Federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.

(note form 2: qtr payments; no cap int)	NOTE - page 14

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

SOLYNDRA FAB 2 LLC

BY: Solyndra, Inc., its sole Member

Signature:

	Print Name:	W.G. Stover, Jr.

	Title:	Vice President, Finance & Chief Financial Officer

ATTEST:

Signature:

(SEAL)

	Print Name:	Benjamin Schwartz

	Title:	Corporate Secretary of Solyndra, Inc., as the sole Member of Solyndra Fab 2 LLC

(note form 2: qtr payments; no cap int)	NOTE - page 15

DOE (Title XVII)	SOLYNDRA

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

SOLYNDRA FAB 2 LLC

BY: Solyndra, Inc., its sole Member

Signature:

	Print Name:	W.G. Stover, Jr.

	Title:	Vice President, Finance & Chief Financial Officer

ATTEST:

Signature:
(SEAL)
	Print Name:	Benjamin Schwartz

	Title:	Corporate Secretary of Solyndra, Inc., as the sole Member of Solyndra Fab 2 LLC

(note form 2: qtr payments; no cap int)	page 15

DOE (Title XVII)

EXHIBIT D

TO

NOTE PURCHASE AGREEMENT

FORM

OF

OPINION OF BORROWER’S COUNSEL

re:

BORROWER INSTRUMENTS

DOE (Title XVII)

EXHIBIT E

TO

NOTE PURCHASE AGREEMENT

FORM

OF

OPINION OF SECRETARY’S COUNSEL

re:

SECRETARY’S GUARANTEE

DOE (Title XVII)

EXHIBIT F

TO

NOTE PURCHASE AGREEMENT

FORM

OF

SECRETARY’S CERTIFICATE

DOE (Title XVII)	SOLYNDRA

SECRETARY’S CERTIFICATE

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC 20220

Reference is made to:

(a) the Program Financing Agreement dated as of September 2, 2009, made by and between the Federal Financing Bank (“FFB”) and the Secretary of Energy (the “Secretary”) (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Program Financing Agreement”);

(b) the Note Purchase Agreement dated as of September 2, 2009 (the “Note Purchase Agreement), made by and among FFB, Solyndra Fab 2 LLC (the “Borrower”), and the Secretary; and

(c) the Future Advance Promissory Note dated as of September 2, 2009 (the “Note”), issued by the Borrower payable to FFB in the maximum principal amount of $535,000,000.

Pursuant to section 3.3.1(c) of the Note Purchase Agreement, the undersigned hereby certifies the following:

1.	I am the Director, Loan Guarantee Program Office.

2.	I have been given the authority to execute this Certificate on behalf of the Secretary, and to deliver it to FFB, and that this authority is valid and in full force and effect as of the date hereof.

3.	I am furnishing this certificate to FFB with the intent that it be relied upon by FFB as a basis for taking or withholding action under the Note Purchase Agreement.

4.	As the duly authorized designate of the Secretary for these purposes, I have duly executed on behalf of the Secretary a guarantee dated September 2, 2009 (the “Secretary’s Guarantee”), relating to the Note.

5.	The executed Secretary’s Guarantee conforms exactly to the form of “Secretary’s Guarantee” prescribed in the Note Purchase Agreement.

SECRETARY’S CERTIFICATE - page 1

DOE (Title XVII)	SOLYNDRA

6.	The Department of Energy, as compliance agent for FFB under the Program Financing Agreement, has received from the Borrower both the certifications regarding lobbying that is required to be filed by recipients of federal loans, in the form of certificate set forth in Appendix A to 31 C.F.R. Part 21 and, if required under 31 C.F.R. Part 21, the disclosure forms to report lobbying, in the form of disclosure form set forth in Appendix B to 31 C.F.R. Part 21. The Department of Energy Loan Guarantee Program Office retains custody of the executed original certificates (and, if applicable, disclosure forms) as agent for FFB under the terms of the Program Financing Agreement, subject to delivery of actual possession of the original certificate (and, if applicable, disclosure form) to FFB or its designate upon request by FFB or its designate.

7.	The Borrower has certified to the Department of Energy that the Borrower does not have a judgment lien against any of its property for a debt owed to the United States of America and that the Borrower does not have an outstanding debt (other than a debt under the Internal Revenue Code of 1986) owed to the United States of America or any agency thereof that is in delinquent status, as the term “delinquent status” is defined in 31 C.F.R. § 285.13(d).

IN WITNESS WHEREOF, the undersigned has executed this Certificate and caused it to be delivered to FFB.

SECRETARY OF ENERGY acting through his duly authorized designate

Signature:

Name:	David G. Frantz

Title:	Director
Loan Guarantee Program
Office

Date:

SECRETARY’S CERTIFICATE - page 2

DOE (Title XVII)	SOLYNDRA

SECRETARY’S CERTIFICATE

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC 20220

Reference is made to:

(a) the Program Financing Agreement dated as of September 2, 2009, made by and between the Federal Financing Bank (“FFB”) and the Secretary of Energy (the “Secretary”) (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Program Financing Agreement”);

(b) the Note Purchase Agreement dated as of September 2, 2009 (the “Note Purchase Agreement”), made by and among FFB, Solyndra Fab 2 LLC (the “Borrower”), and the Secretary; and

(c) the Future Advance Promissory Note dated as of September 2, 2009 (the “Note”), issued by the Borrower payable to FFB in the maximum principal amount of $535,000,000.

Pursuant to section 3.3.1(c) of the Note Purchase Agreement, the undersigned hereby certifies the following:

1.	I am the Director, Loan Guarantee Program Office.

2.	I have been given the authority to execute this Certificate on behalf of the Secretary, and to deliver it to FFB, and that this authority is valid and in full force and effect as of the date hereof.

3.	I am furnishing this certificate to FFB with the intent that it be relied upon by FFB as a basis for taking or withholding action under the Note Purchase Agreement.

4.	The Secretary has executed a guarantee dated September 2, 2009 (the “Secretary’s Guarantee”), relating to the Note.

5.	The executed Secretary’s Guarantee conforms exactly to the form of “Secretary’s Guarantee” prescribed in the Note Purchase Agreement.

SECRETARY’S CERTIFICATE - page 1

DOE (Title XVII)	SOLYNDRA

6.	The Department of Energy, as compliance agent for FFB under the Program Financing Agreement, has received from the Borrower both the certifications regarding lobbying that is required to be filed by recipients of federal loans, in the form of certificate set forth in Appendix A to 31 C.F.R. Part 21 and, if required under 31 C.F.R. Part 21, the disclosure forms to report lobbying, in the form of disclosure form set forth in Appendix B to 31 C.F.R. Part 21. The Department of Energy Loan Guarantee Program Office retains custody of the executed original certificates (and, if applicable, disclosure forms) as agent for FFB under the terms of the Program Financing Agreement, subject to delivery of actual possession of the original certificate (and, if applicable, disclosure form) to FFB or its designate upon request by FFB or its designate.

7.	The Borrower has certified to the Department of Energy that the Borrower does not have a judgment lien against any of its property for a debt owed to the United States of America and that the Borrower does not have an outstanding debt (other than a debt under the Internal Revenue Code of 1986) owed to the United States of America or any agency thereof that is in delinquent status, as the term “delinquent status” is defined in 31 C.F.R. § 285.13(d).

IN WITNESS WHEREOF, the undersigned has executed this Certificate and caused it to be delivered to FFB.

SECRETARY OF ENERGY
acting through his
duly authorized designate

Signature:

Name:	David G. Frantz

Title:	Director

Loan Guarantee Program Office

Date:

SECRETARY’S CERTIFICATE - page 2

DOE (Title XVII)

EXHIBIT G

TO

NOTE PURCHASE AGREEMENT

FORM

OF

SECRETARY’S GUARANTEE

DOE (Title XVII)	SOLYNDRA

SECRETARY’S GUARANTEE

The United States of America, acting through the Secretary of Energy (“Secretary”), hereby guarantees to the Federal Financing Bank, its successors and assigns (“FFB”), all payments of principal, interest, premium (if any), and late charges (if any), when and as due in accordance with the terms of the note dated September 2, 2009, issued by SOLYNDRA FAB 2 LLC (the “Borrower”) payable to FFB in the maximum principal amount of $535,000,000, to which this Secretary’s Guarantee is attached (such note being the “Note”), with interest on the principal until paid, irrespective of (i) acceleration of such payments under the terms of the Note, or (ii) receipt by the Secretary of any sums or property from its enforcement of its remedies for the Borrower’s default.

The obligation of the United States of America to pay amounts due and payable under this Secretary’s Guarantee when such amounts become due and payable in accordance with its terms, constitutes the absolute obligation of the United States of America, against which no offset may be made by the United States of America in discharge of its obligation to make these payments and for which the full faith and credit of the United States of America are pledged.

This Secretary’s Guarantee is issued pursuant to Title XVII of the Energy Policy Act of 2005, as amended (42 U.S.C. § 16511 et seq.), section 6 of the Federal Financing Bank Act of 1973 (12 U.S.C. § 2285), and the Note Purchase Agreement dated as of September 2, 2009, among FFB, the Borrower, and the Secretary.

UNITED STATES OF AMERICA

By:

Name:	Dr. Stephen Chu

Title:	Secretary of Energy

Date:

SECRETARY’S GUARANTEE

DOE (Title XVII)	SOLYNDRA

SECRETARY’S GUARANTEE

The United States of America, acting through the Secretary of Energy (“Secretary”), hereby guarantees to the Federal Financing Bank, its successors and assigns (“FFB”), all payments of principal, interest, premium (if any), and late charges (if any), when and as due in accordance with the terms of the note dated September 2, 2009, issued by SOLYNDRA FAB 2 LLC (the “Borrower”) payable to FFB in the maximum principal amount of $535,000,000, to which this Secretary’s Guarantee is attached (such note being the “Note”), with interest on the principal until paid, irrespective of (i) acceleration of such payments under the terms of the Note, or (ii) receipt by the Secretary of any sums or property from its enforcement of its remedies for the Borrower’s default.

The obligation of the United States of America to pay amounts due and payable under this Secretary’s Guarantee when such amounts become due and payable in accordance with its terms, constitutes the absolute obligation of the United States of America, against which no offset may be made by the United States of America in discharge of its obligation to make these payments and for which the full faith and credit of the United States of America are pledged.

This Secretary’s Guarantee is issued pursuant to Title XVII of the Energy Policy Act of 2005, as amended (42 U.S.C. § 16511 et seq.), section 6 of the Federal Financing Bank Act of 1973 (12 U.S.C. § 2285), and the Note Purchase Agreement dated as of September 2, 2009, among FFB, the Borrower, and the Secretary.

UNITED STATES OF AMERICA

By:

Name:	Dr. David G. Frantz

Title:	Director Loan Guarantee Program Office

Date:

SECRETARY’S GUARANTEE